Transactions with Related Parties (Details 1) - ILS (₪) ₪ in Millions		Dec. 31, 2017		Dec. 31, 2016		Dec. 31, 2015
Revenues
From associates (including interest income in respect of shareholders' loans)	[1]	₪ 8		₪ 7		₪ 30
From related parties	[2]	23		13		10
Expenses
To related parties	[2]	122		111	[3]	129
To associates		5		2		3
Investments
Related parties	[2]	28		59		76
Acquisition of DBS		(70)	[4]	55	[3]	913
Revised fair value of the excess advance payments for acquisition of DBS		₪ 56	[4]

[1]	Revenues from associates in 2015 include mainly finance income from shareholders loans to DBS, prior to the acquisition of control in DBS.
[2]	The amounts are for the parent company, Eurocom and its related parties.
[3]	Reclassified
[4]	Adjustment of the liability for contingent consideration for a business combination with DBS and adjustment of the fair value estimate of the amount expected to be returned to Bezeq from the excess of the advance payments that it paid was recognized as financing income, net.